Exhibit 99.1

Anika Therapeutics, Inc. UBS Global Life Sciences Conference September 27, 2006

Safe Harbor Statement The statements made in this presentation which are not statements of historical fact are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve known and unknown risks, uncertainties and other factors. The words “potential,” “develop,” “promising,” “believe,” “will,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “plan, “likely,” and other expressions which are predictions of or indicate future events and trends and which do not constitute historical matters identify forward-looking statements, including without limitation management’s discussion of the company’s growth and strategic plans. The Company’s actual results could differ materially from any anticipated future results, performance or achievements described in the forward-looking statements as a result of a number of factors including the results of its research and development efforts and timing of regulatory approvals. Certain other factors that might cause the Company’s actual results to differ materially from those in the forward-looking statements include those set forth under the headings “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and Quarterly Report on Form 10-Q for the quarters ended March 31 and June 30, 2006, as well as those described in the Company’s press releases and other SEC filings.

Company Overview Public company since 1993 with market capitalization of $130 million Develops, manufactures and commercializes therapeutic products and devices for tissue protection, healing and repair Current products target ophthalmic and osteoarthritis markets New product development includes: HA formulations designed to prevent post-operative adhesions Cosmetic tissue augmentation (CTA) products for facial wrinkles, scars and lip augmentation

Investment Highlights Market trends driving growth potential Aging population maintaining high levels of fitness Market for cosmetic procedures growing rapidly International demand and untapped domestic potential for OrthoVisc® Posted record product revenue in Q206 CTA product Significant growth opportunities in domestic and international markets New distribution agreement with Galderma

Recent Accomplishments Grew OrthoVisc® 52* percent International: 37 percent Domestic: 100+ percent Signed new international distribution agreements Advanced CTA product Obtained CE Mark Signed worldwide development and commercialization agreement with Galderma Pharma * 6M 2006

Opportunity

Product Revenue by Franchise * 2006 financial information is based on six month results 6M2006 (in thousands) $9,907 $915 $2,307 $10,512 $1,745 $3,073 $11,533 $2,054 $8,699 $10,380 $2,074 $7,939 $5,482 $910 $6,978 0 3,000 6,000 9,000 12,000 15,000 18,000 21,000 24,000 2002 2003 2004 2005 2006 * Ophthalmic Hyvisc Orthovisc

Product Revenue by Franchise * 2006 financial information is based on six month results % of Total Product Revenue 0% 10% 20% 30% 40% 50% 60% 70% 80% 2002 2003 2004 2005 2006* Ophthalmic Hyvisc Orthovisc

Osteoarthritis Business Review Strong growth in international OrthoVisc® sales Increased sales and royalties from DePuy-Mitek Clinical trials initiated to support franchise expansion HyVisc Gold standard for equine osteoarthritis care Leverage brand equity to penetrate global markets

OrthoVisc® – Product Sales * 2006 financial information is based on year-to-date results 6M2006 (in thousands) $2,307 $3,073 $4,030 $4,669 $6,295 $1,644 $4,880 $2,098 0 2,000 4,000 6,000 8,000 10,000 2002 2003 2004 2005 2006 * International U.S.

Osteoarthritis Market Osteoarthritis (OA) - the most common form of arthritis Increase in inflammatory cytokines and degradative enzymes Causes breakdown and loss of cartilage leading to pain and swelling Over 20 million in U.S. have OA (10 million in knee) By 2030, 70 million in U.S. at risk for OA

Growing Worldwide Osteoarthritis Market Source: Frost & Sullivan 2004 (in millions) $957$1,023$1,080$1,153$1,23402004006008001,0001,2001,40020062007200820092010

Viscosupplement Market Participants High Molecular Weight 2005 U.S. market estimate by product (Anika) Hyalgan 29% Supartz 11% Synvisc 58% OrthoVisc 2%

OrthoVisc Growth Strategy Gain market share in U.S. by highlighting competitive advantages of OrthoVisc® Expand indications to include shoulder, hip and other joints Open new international markets where pricing is attractive Develop line extension and new products

Ophthalmic Business Review Perfect blend of performance properties Strong marketing partners Bausch & Lomb Staar Surgical Modest growth expected for 2006 Products used in most ophthalmic intraocular surgeries Gold standard in viscoelastics

Anika Ophthalmic Sales & U.S. Competitive Landscape Market Share Source: Anika, Frost & Sullivan 2004 Anika Ophthalmic Revenue 2002 - 2006 U.S. Viscoelastic - $162M * 2006 financial information is based on year-to-date results YTD (in thousands) $9,907 $10,512 $11,533 $10,380 $5,482 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2002 2003 2004 2005 2006* AMO, 19% Other, 6% Alcon, 53% B&L, 22%

Innovation

Product Pipeline Drug Delivery Pivotal Pivotal Pilot Pilot Market Market Regulatory Regulatory Approval Approval Clinical Development Clinical Development Preclinical Preclinical Development Development Research Research Product Lines Product Lines Veterinary Hyvisc® Next Generation Osteoarthritis OrthoVisc® Next Generation Incert European Union United States CTA First Generation Next Generation Drug Delivery Pivotal Pivotal Pilot Pilot Market Market Regulatory Regulatory Approval Approval Clinical Development Clinical Development Preclinical Preclinical Development Development Research Research Product Lines Product Lines Veterinary Hyvisc Next Generation Osteoarthritis OrthoVisc Next Generation Incert European Union United States CTA First Generation Next Generation Received CE Mark/ Awaiting PMA Multiple Indications Multiple Indications CE Mark CE Mark

Cosmetic Tissue Augmentation (CTA) Growing demand for soft tissue fillers Facial wrinkles Scar remediation Lip augmentation Global market - $300* million (2005) U.S. market - $200* million (2005) HA procedures – up 35% in 2005** Worldwide distribution agreement with Galderma Pharma Before After * Deutsche Bank 2004 / Anika estimates ** American Society for Aesthetic Plastic Surgery

Galderma Agreement Signed development and commercialization agreement in July 2006 Worldwide leading dermatology company Active markets in 65 countries 915 medical sales representatives and 33 affiliates, globally 58% of dermatology sales derive from U.S. and Canada

CTA Timeline Expect PMA approval in Fall 2006 Submit supplements to CE Mark and PMA approvals late 2006 Address cosmetic issues and shelf life Efficacy and safety not an issue Believe no additional trials necessary Galderma to launch enhanced version of CTA product in mid-2007

Product Development Strategy Develop a series of line extensions for CTA Future products may include: Mesotherapy Fine Lines Lips Develop pipeline of products to address issues of joint health Palliative Protective Restorative

Growth

Selected Income Statement Data $0.14 $0.10 Pro Forma EPS $0.7 $0.7 $0.7 $4.1 $2.9 Contract/Other Revenue $7.1 $6.3 $4.8 $6.0 $4.1 Product Revenue $0.12 $1.3 48% $7.0 Q2’05 $7.8 $7.0 $5.5 $10.1 Total Revenue $0.12 $0.08 $0.07 $0.22 Diluted EPS $1.4 $0.9 $0.8 $2.5 Net Income 59% 51% 53% 37% Product Gross Margin Q2’06 Q1’06 Q4’05 Q3’05 (in millions, except share data)

Product Revenue (in thousands) $5,677 $4,084 $5,999 $4,774 $6,266 $7,115 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 Q2'06

Total Revenue (in thousands) $7,291 $7,020 $10,058 $5,466 $6,953 $7,798 0 2,000 4,000 6,000 8,000 10,000 12,000 Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 Q2'06

Product Gross Margin *Product gross margin for Q3’05 reflects recall of Ophthalmic product line. 47%48%37%*53%51%59%0%10%20%30%40%50%60%70%80%Q1 '05Q2 '05Q3 '05Q4 '05Q1 '06Q2 '06

Selected Balance Sheet Data $37.9 $0 $46.6 $44.7 Dec 2005 $49.0 Working capital $46.1 Cash & cash equivalents $0 Debt $41.6 Stockholders’ equity Jun 2006 (in millions)

Building Momentum in 2006/2007 Leverage partnerships to drive domestic and international OrthoVisc sales growth Obtain PMA and prepare worldwide CTA product launch Advance at least one next-generation product concept in our pipeline into the clinic Achieve significant cost reductions through process improvement and automation; advances in raw material sourcing

Anika Therapeutics, Inc.